                                  EXHIBIT 10.2


                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of June 16, 1998, is entered into among CompUSA Inc., a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Lender (in said capacity, the "Administrative Lender").


                                   BACKGROUND

     A. Borrower, Lenders and Administrative Lender are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 12, 1998 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Borrower, Lenders and Administrative Lender desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (a)  The defined term "SPECIAL REPURCHASE PERIOD" is hereby added to
SECTION 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

          "SPECIAL REPURCHASE PERIOD" means a period which begins on the date when the Borrower elects, by written notice to the Administrative Lender, to repurchase its shares of common capital stock in public market transactions as part of a special Treasury Stock Purchase program in the aggregate amount not to exceed $150,000,000 and ends on the earliest of the following events: (a) December 26, 1998, (b) the Borrower consummates Treasury Stock Purchases in the aggregate amount of $150,000,000, or
     (c) the Borrower terminates such period pursuant to a written notice to the Administrative Lender. The Borrower may have only one Special Repurchase Period election."

     (b) SECTION 7.6 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.6   RESTRICTED PAYMENTS.  The Borrower shall not, and shall
     not permit any Restricted Subsidiary to, directly or indirectly declare, pay or make any Restricted Payments; provided, however, (a) any Restricted Subsidiary may declare and pay Dividends to the Borrower or another Restricted Subsidiary, (b) the Borrower may make loans to directors, officers and employees of Borrower and its Subsidiaries during any Fiscal Year (calculated net of loan repayments), together with the Guaranty of Indebtedness of directors, officers and employees permitted pursuant to
     SECTION 7.5 hereof during such Fiscal Year, in an aggregate amount not to exceed $1,000,000, (c) the Borrower may defease, redeem, repurchase or prepay the Senior Subordinated Notes in part or in full, (d) the Borrower may make Treasury Stock Purchases of its common capital stock during the Special Repurchase Period not to exceed $150,000,000 in aggregate amount, and (e) the Borrower may pay Dividends and make Treasury Stock Purchases other than during the Special Repurchase Period (net of cash proceeds received by the Borrower upon the reissuance of any treasury stock) of its shares of capital stock in an aggregate amount (excluding the amount of any Treasury Stock Purchases during the Special Repurchase Period) not to exceed the sum of (i) $50,000,000, plus (ii) 50% of cumulative Net Income for the period from, but not including, September 27, 1997 through the date of the proposed payment or purchase (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion of a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number); provided, however, the Borrower shall not pay or make any such Restricted Payments set forth in clause (b), (c), (d) or (e) above unless there shall exist no Default prior to or after giving effect to any such proposed Restricted Payment.

     (c) SECTION 7.11 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.11 NET WORTH. The Borrower shall not permit the Net Worth to be less than an amount equal to the sum of (a) $384,800,000, plus
     (b) 50% of cumulative Net Income for the period from, but not including, September 27, 1997 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any fiscal quarter (or portion of a fiscal quarter not then ended) of the Borrower for which Net Income was a negative number), plus (c) an amount equal to 75% of the net worth of any Person that becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor if paid in equity securities of the Borrower or any of its Subsidiaries (including the reissuance of any treasury stock purchased during the Special Repurchase Period), plus (d) 75% of the Net Cash Proceeds (but without duplication) of any offerings of capital stock or other equity interests of the Borrower or any of its Subsidiaries (including the reissuance of any treasury stock purchased during the Special Repurchase Period) or pursuant to the conversion or exchange of any convertible Subordinated Debt or redeemable preferred stock into capital stock or other equity interests of the Borrower or any of its Subsidiaries since September 27, 1997, minus (e) the amount of Treasury Stock

     Purchases by the Borrower during the Special Repurchase Period not to exceed $150,000,000 in aggregate amount."

     (d) The Compliance Certificate is hereby amended to be in the form of EXHIBIT C attached to this First Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) Borrower has full power and authority to execute and deliver this First Amendment and the Credit Agreement, as amended hereby, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law, the articles of incorporation, bylaws or other governance document of Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by Borrower of this First Amendment or the acknowledgement of this First Amendment by any Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of June 16, 1998, subject to the following:

     (a) Administrative Lender shall have received counterparts of this First Amendment executed by Determining Lenders;

     (b) Administrative Lender shall have received counterparts of this First Amendment executed by Borrower and acknowledged by each Guarantor;

     (c) Administrative Lender shall have received from Borrower, for the account of each Lender executing this First Amendment, an amount equal to the product of (i) 0.05% multiplied by (ii) each such Lender's pro rata part of the Commitment; and

     (d) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender shall require.

     4. GUARANTOR ACKNOWLEDGEMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     5.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

     (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of each Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for each Lender with respect thereto and with respect to advising each Lender as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

     7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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                                      -5-

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.

                                       CompUSA Inc.



                                    By: /s/  Robert Gary
                                        ---------------------------------------
                                        Name:  Robert Gary
                                             ----------------------------------
                                        Title:  Vice President Finance
                                              ---------------------------------


                                    NATIONSBANK, N.A., as Administrative Lender and as a Lender



                                    By: /s/  Sharon M. Ellis
                                        ---------------------------------------
                                        Name:  Sharon M. Ellis
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                    WELLS FARGO BANK (TEXAS), N.A., as a
                                    Co-Agent and as a Lender



                                    By: /s/  Mary Jo Hoch
                                        ---------------------------------------
                                        Name:  Mary Jo Hoch
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                    HIBERNIA NATIONAL BANK, as a Co-Agent and as a Lender



                                    By: /s/  Christopher B. Pitre
                                        ---------------------------------------
                                        Name:  Christopher B. Pitre
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH, as a
                                    Co-Agent and as a Lender



                                    By: /s/  Robert Ivosevich
                                        ---------------------------------------
                                        Name:  Robert Ivosevich
                                             ----------------------------------
                                        Title:  Senior Vice President
                                              ---------------------------------


                                    CREDIT SUISSE FIRST BOSTON, as a Co-Agent and as a Lender



                                    By: /s/  Robert N. Finney
                                        ---------------------------------------
                                        Name:  Robert N. Finney
                                             ----------------------------------
                                        Title:  Managing Director
                                              ---------------------------------



                                    By: /s/  Thomas G. Muoio
                                        ---------------------------------------
                                        Name:  Thomas G. Muoio
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                    FLEET NATIONAL BANK, as a Co-Agent and as a Lender



                                    By: /s/  Thomas J. Bullard
                                        ---------------------------------------
                                        Name:  Thomas J. Bullard
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                                    BANK OF AMERICA NT&SA, as a Co-Agent and as a Lender



                                    By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                    By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                    FIRST UNION NATIONAL BANK



                                    By: /s/  Mark B. Felker
                                        ---------------------------------------
                                        Name:  Mark B. Felker
                                             ----------------------------------
                                        Title:  Senior Vice President
                                              ---------------------------------


                                    FIFTH THIRD BANK



                                    By: /s/  Anne Koch
                                        ---------------------------------------
                                        Name:  Anne Koch
                                             ----------------------------------
                                        Title:  National Accounts Officer
                                              ---------------------------------


                                    THE BANK OF NOVA SCOTIA



                                    By: /s/  F.C.H. Ashby
                                        ---------------------------------------
                                        Name:  F.C.H. Ashby
                                             ----------------------------------
                                        Title:  Senior Manager Loan Operations
                                              ---------------------------------

                                    CHASE BANK OF TEXAS NATIONAL ASSOCIATION



                                    By: /s/  James E. Perry
                                        ---------------------------------------
                                        Name:  James E. Perry
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                    THE BANK OF NEW YORK



                                    By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                    BANK ONE, TEXAS, N.A.



                                    By: /s/  Rick Rogers
                                        ---------------------------------------
                                        Name:  Rick Rogers
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


ACKNOWLEDGED AND AGREED:

COMPUSA HOLDINGS II INC.



By:   /s/  Mark R. Walker
     -----------------------------
     Mark R. Walker
     Vice President

COMPUSA HOLDINGS I INC.



By:   /s/  Mark R. Walker
     -----------------------------
     Mark R. Walker
     Vice President


PCs COMPLEAT, INC.



By:   /s/  Mark R. Walker
     -----------------------------
     Mark R. Walker
     Vice President


COMPTEAM INC.



By:   /s/  Mark R. Walker
     -----------------------------
     Mark R. Walker
     Vice President


COMPUSA MANAGEMENT COMPANY



By:   /s/  Mark R. Walker
     -----------------------------
     Mark R. Walker
     Vice President

COMPUSA STORES L.P.

By:  COMPUSA INC., its general partner



     By:   /s/  Mark R. Walker
          ------------------------
          Mark R. Walker
          Sr. Vice President-Secretary


COMPUSA HOLDINGS COMPANY



By:    /s/  Mark R. Walker
     -----------------------------
     Mark R. Walker
     Vice President